UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 3, 2011

Stillwater Mining Company
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware
(STATE OF INCORPORATION)

001-13053	81-0485604
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

1321 Discovery Drive	59102
Billings, Montana	(ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(406) 373-8700
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Stillwater Mining Company (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K filed on May 5, 2011, for the sole purpose of disclosing the decision as to the frequency with which it will conduct future advisory votes on the compensation of the Company’s named executive officers.

Item 5.07   Submission of Matters to a Vote of Security Holders.

(d)           The Company reported the matters submitted to the stockholders at the 2011 Annual Meeting of Stockholders and the results of the voting in a Current Report filed on May 5, 2011. Such Report is hereby amended pursuant to Item 5.07(d) to report the Company’s decision in light of the vote as to how frequently the Company intends to include a stockholder vote on the compensation of executives in its proxy materials.

Consistent with the stockholders’ advisory vote on this matter, the Company intends to hold future stockholder advisory votes on executive compensation once every year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STILLWATER MINING COMPANY.

By: /s/ Brent R. Wadman
Name: Brent R. Wadman
Title: Corporate Secretary

Date:  June 6, 2012